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                                                                    Exhibit 10.3

                          CENTOCOR DIAGNOSTICS, INC.

         1997 NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION PLAN


1.   OBJECTIVES
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          The objectives of this Plan are to assist Centocor Diagnostics, Inc.
(the "Company") in attracting and retaining experienced and knowledgeable non-employee Directors and to further promote the identification of such Directors' interests with those of the Company's shareholders.

2.   DEFINITIONS
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          "Board" shall mean the Board of Directors of the Company.

          "Corporate Event" shall mean an occurrence in which the Company is succeeded by another corporation in a reorganization, merger, consolidation, acquisition of property or stock, separation, or liquidation.

          "Date of Grant" in relation to an Option granted under the Plan shall mean the date as of which such Option is granted pursuant to Section 5 of the Plan.

          "Director" shall mean a member of the Board who is not otherwise an employee of the Company or a Subsidiary of the Company and who has not been an employee of the Company or a Subsidiary of the Company for a period of at least one year prior to the Date of Grant of any Options under the Plan.

          "Exercise" in respect of an Option shall mean the delivery by the Optionee to the Company of (a) a written notice of exercise of Options as to a specified number of Shares; and (b) the payment of the option exercise price for such Shares.

          "Initial Exercise Date" shall mean with respect to each grant of Options, the first anniversary of the Date of Grant of such Options.
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          "Option" shall mean a right to purchase Shares, granted pursuant to the Plan.

          "Optionee" shall mean a person or entity holding an Option which has not been exercised or surrendered and has not expired or terminated.

          "Plan" means this 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, as it may be amended from time to time.

          "Shares" shall mean shares of Class A Common Stock, par value $.01 per share, of the Company.

          "Subsidiary" shall mean any corporation, of which, at the time in question, the Company or Centocor, Inc. owns, directly or indirectly at least 50% of the voting power of the outstanding capital stock.

3.  MAXIMUM NUMBER OF SHARES FOR WHICH OPTIONS MAY BE GRANTED AND ADJUSTMENTS IN
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SHARES UNDER THE OPTIONS
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          The maximum number of Shares for which Options may be granted hereunder is 100,000. Notwithstanding any other provisions of the Plan to the contrary, the number of Shares subject to Option, the number of Shares previously optioned and not theretofore delivered, and the option price per Share shall be appropriately adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. Shares for which Options have expired or terminated or have been surrendered or canceled prior to exercise may again be available under the Plan.

4.  ADMINISTRATION AND INTERPRETATION
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          The Plan shall be administered by the Board.  Subject to the express provisions of the Plan, the Board may make such rules and establish such procedures as it deems appropriate for

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the administration of the Plan.  In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decisions of the Board shall be final and binding upon all persons in interest.

5.  GRANTING OF OPTION
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    (a)   Each Director shall automatically be granted an Option to purchase
15,000 Shares (subject to adjustment as provided in Section 3 above) upon the consummation of the initial public offering of the Company's Class A Common Stock ("IPO"). After the consummation of the IPO, each person who is elected a Director for the first time (including any such person who is first elected a Director at an annual meeting of shareholders) shall automatically upon such election as a Director be granted an Option to purchase 15,000 Shares (subject to adjustment as provided in Section 3 above). The initial grant of Options to a Director, upon the consummation of the IPO or upon such person's election as a Director for the first time following the IPO, is hereinafter referred to as the "Initial Grant".

     (b) Five business days after the date of each annual meeting of shareholders of the Company at which Directors are elected, an Option to purchase 5,000 Shares (subject to adjustments provided in Section 3 above) shall automatically be granted to each Director elected at such meeting who has previously received an Initial Grant. Any Director who is first elected at an annual meeting of shareholders shall receive his or her Initial Grant pursuant to Section 5(a) above, but shall not receive any additional Options, as a result of his or her initial election. Notwithstanding any other provisions of the Plan to the contrary, no Options shall be granted later than ten years after the date the Plan is adopted by the Board.

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6.  TERMS OF OPTIONS
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          Subject to the limitation prescribed in Section 5 above, the Options granted under the Plan shall be on the terms stated in Subsections 6(a) through 6(h) below. The Board may specify additional terms not inconsistent with the Plan by rules of general application or by specific direction in connection with a particular group of Options.

               (a) The option exercise price per Share shall be 100% of the per share fair market value of the underlying Shares on the Date of Grant. For Options granted upon the consummation of the IPO pursuant to Section 5(a), the per share fair market value of the underlying Shares shall be the price per share at which Shares are sold initially to the public pursuant to the IPO. For all other Options granted, the fair market value of the underlying Shares shall be the closing price per share of the Shares on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

               (b) Subject to the provisions herein regarding expiration or termination of Options, on the Initial Exercise Date of each Option, the Option shall become exercisable as to 25% of the Shares subject thereto, and thereafter on each monthly anniversary of the applicable Initial Exercise Date, the Option shall become exercisable as to an additional 2.1% of the Shares subject thereto; provided however, that no Option shall become exercisable prior to the approval of the Plan by the shareholders of the Company ("Shareholder Approval"). All Options that would otherwise be exercisable prior to the date of Shareholder Approval shall become exercisable on the

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first monthly anniversary of the Initial Exercise Date after Shareholder
Approval. No exercise of Options may be for less than ten full Shares. In no event shall the Company be required to issue fractional Shares.

               (c) The option exercise price shall be payable in cash, obligations, services performed whether or not contracted for, services to be performed or any other tangible or intangible property (which, if shares of stock of the Company, shall have a fair market value on the date of exercise equal to the option exercise price and shall have been approved in advance by the Board), or any combination thereof, to the extent permitted by Pennsylvania law. If the option exercise price shall be payable other than in cash and/or Shares, the Board shall approve such consideration prior to exercise and reasonably determine the value of such consideration, which determination shall be conclusive.

               (d) Options granted to Directors shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Optionee's lifetime, only by the Optionee.

               (e) The Option shall expire ten years after the Date of Grant.

               (f) If the Company is succeeded by another company because of a Corporate Event, the surviving or resulting corporation shall substitute new options for the outstanding Options. In determining the substitution of options, the Optionee shall be regarded as if the Optionee had been the holder of record of the number of Shares that were subject to Options immediately prior to the Corporate Event. The Optionee shall be entitled, upon the exercise of such new options, to receive such securities of the surviving or resulting corporation as the Board of Directors of such corporation shall determine to be equivalent, as nearly as practicable, to the nearest

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whole number and class of shares of stock or other securities to which the
Optionee would have been entitled under the terms of the agreement governing the Corporate Event.

               (g) If (i) the Company enters into an agreement or reorganization, merger or consolidation pursuant to which it is not the surviving corporation, (ii) the Company sells substantially all of its assets or
(iii) in excess of 50% of the voting power represented by the issued and outstanding shares of the Company's capital stock is acquired by a single purchaser or group of related purchasers, in any case other than in a transaction in which the surviving corporation or the purchaser is the Company, a Subsidiary of the Company, Centocor, Inc. or a Subsidiary of Centocor, Inc., then upon shareholder approval of any such reorganization, merger, consolidation or sale of assets or consummation of any such acquisition of shares, all outstanding Options granted under the Plan will automatically become fully exercisable, subject to the proviso to the first sentence of Subsection 6(b) above related to Shareholder Approval.

               (h) The granting of any Option or Limited Stock Appreciation Right ("LSAR") (as described in Section 7) shall impose no obligation upon the Optionee to exercise such Option or LSAR.

7.  LIMITED STOCK APPRECIATION RIGHTS
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          Simultaneously with the grant of any Options hereunder, LSARs with respect to all of the Shares covered by such Options shall automatically be granted. In the event of any acceleration of the exercisability of any Options pursuant to Subsection 6(g) of the Plan, the Optionee shall have the right, for a period commencing on acceleration of the Options and terminating thirty days thereafter, to exercise the LSAR. Upon the exercise of any LSAR, the Optionee shall receive from the Company for each Share for which a LSAR is exercised, an amount

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in cash equal to the difference between the option exercise price per Share of the Options to which the LSAR relates and the per share fair market value of the Shares issuable upon exercise of such Options on the date the LSAR is exercised. When a LSAR is exercised, the Option to which it relates will cease to be exercisable to the extent of the number of Shares with respect to which the LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of Shares for which Options may be granted hereunder.

8.  EXERCISE RIGHTS UPON CEASING TO BE A DIRECTOR
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          All Options held by an Optionee who is a Director shall terminate and may not be exercised if the Optionee ceases to be a Director of the Company, except that (i) if the Optionee dies while a Director of the Company, his Options may be exercised at any time within twelve months following his death (subject to the limitation prescribed in Subsection 6(e) above and to the proviso to the first sentence of Subsection 6(b) above) by the person or persons to whom his rights under the Options shall pass by will or by the laws of descent or distribution, but only to the extent that the Options were exercisable by the Optionee on the date of his death without regard to the proviso to the first sentence of Subsection 6(b) above and, (ii) if the Optionee ceases to be a Director for any reason other than death or removal for cause, subject to the terms and conditions hereof, the Optionee may exercise any Options granted hereunder for a period not to exceed six months after the date on which he ceases to be a Director (subject to the limitation prescribed in Subsection 6(e) above and to the proviso to the first sentence of Subsection 6(b) above), but only to the extent that the Options were exercisable by the Optionee on the date on which he ceased to be a Director without regard to the proviso to the first sentence to Subsection 6(b) above. To the extent Options

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are not exercised during such twelve-month or six-month period (as the case may
be), they shall expire at the end of such period.

9.  ADDITIONAL REQUIREMENTS
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          Upon the exercise of any Options granted hereunder, the Board may require the Optionee or such other person exercising any Options to deliver the following:

               (a) A written statement that the Optionee (or such other person) is purchasing the Shares for investment and not with a view toward their distribution or sale and will not sell or transfer any Shares received upon the exercise of any Options except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws;

               (b) Evidence reasonably satisfactory to the Company that, at the time of exercise, the Optionee (or such other person) meets such other requirements as the Board may determine; including but not limited to the requirements of Section 15 of the Plan; and

               (c) Evidence reasonably satisfactory to the Company that, at the time of exercise, the exercise of any Options by the Optionee (or such other person) and the delivery of Shares upon exercise by the Company comply with all applicable federal and state securities laws.

10.  COMMON STOCK SUBJECT TO OPTIONS
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          The Shares issuable upon exercise of any Options granted hereunder may be unissued shares or treasury shares, including shares bought on the open market. The Company at all times during the term of the Plan shall reserve for issuance the number of Shares issuable upon exercise of Options granted hereunder.

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11.  COMPLIANCE WITH GOVERNMENTAL AND OTHER REGULATIONS
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          The Company will not be obligated to issue and sell the Shares issued pursuant to Options granted hereunder if, in the opinion of its counsel, such issuance and sale would violate any applicable federal or state securities laws. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell Shares issuable upon exercise of any Options granted hereunder. Inability of the Company to obtain from any such regulatory commission or agency authority that counsel for the Company deems necessary for the lawful issuance and sale of Shares upon exercise of any Options granted hereunder shall relieve the Company from any liability for failure to issue and sell such Shares until the time when such authority is obtained or is obtainable.

12.  NONASSIGNMENT OF OPTIONS
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          Except as otherwise provided in Subsection 6(d) above, any Options granted hereunder and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any such Options, rights or privileges contrary to provisions hereof, or upon the levy of any attachment or similar process upon such Options, rights or privileges such Options, and the rights and privileges conferred hereby shall immediately terminate.

13.  RIGHTS OF OPTIONEE IN STOCK
     ---------------------------

          Neither any Optionee nor the legal representatives, heirs, legatees, distributes, successors or permitted assigns of any Optionee, shall be deemed to be the holder of, or to have any of the rights

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of a holder with respect to, any Shares issuable upon exercise of an Option granted hereunder unless and until such Shares are issued to it, him or them.

14.  SALE OF SHARES ISSUED PURSUANT TO OPTIONS
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          Subject to the other terms and conditions of the Plan, upon the exercise of any Options granted hereunder, the Company shall sell to the Optionee the Shares with respect to which the Options have been exercised.

15.  WITHHOLDING OF APPLICABLE TAXES
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          The Company shall have the right to reduce the number of Shares otherwise required to be issued upon exercise of any Options granted hereunder by an amount which would have a fair market value on the date of such exercise equal to all federal, state, city or other taxes as shall be required to be withheld by the Company pursuant to any statute or other governmental regulation or ruling. In connection with such withholding, the Company may make any such arrangements as are consistent with the Plan as it may deem appropriate.

16.  PLAN AND OPTIONS NOT TO AFFECT DIRECTORSHIP
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          Neither the Plan nor any Options granted hereunder shall confer upon any individual any right to continue as a Director.

17.  AMENDMENT OF PLAN
     -----------------

          The Board may make any amendments to the Plan that it deems necessary or advisable, provided that the Board may seek shareholder approval of an amendment if it is determined to be required by or advisable under regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Company's stock is listed or quoted or other applicable law or regulation.

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18.  NOTICES
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          Any notice required or permitted hereunder shall be sufficiently given only if hand delivered , or sent by registered or certified mail or by overnight delivery service, postage prepaid, addressed to the Company, 244 Great Valley Parkway, Malvern, Pennsylvania 19355, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

19.  SUCCESSORS
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          The Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

20.  SEVERABILITY
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          If any part of the Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

21.  TERMINATION OF THE PLAN
     -----------------------

          The Board may terminate the Plan at any time; otherwise the Plan shall terminate ten years after it is adopted by the Board. Termination of the Plan shall not deprive Optionees of their rights under previously granted Options.

22.  GOVERNING LAW
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          This Plan shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws principles, except to the extent superseded by federal law.

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23.  EFFECTIVE DATE OF PLAN
     ----------------------

          The Plan shall become effective when it is approved by the Board, but the grant of any Options hereunder is subject to the express condition that Shareholder Approval occurs within twelve months after the date on which the Plan is approved by the Board.

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